SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):	August 3, 2006

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Michael R. Burris, Senior Vice President of Finance and Chief Financial Officer, will be presenting information about Benihana Inc. (the “Company”) during various meetings.

The materials used in connection with the presentation are attached as Exhibit 99.1 to this Report.

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99.1. Corporate Presentation of Benihana Inc. dated July 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: August 3, 2006	By: /s/ Michael R. Burris
Michael R. Burris
Senior Vice President of
Finance and Treasurer